                                  THE UBS FUNDS

                Supplement to Prospectus dated September 30, 2002

                                                                November 7, 2002

Dear Investor,

     The following text replaces the data for the 1-year performance of the U.S.
Equity Composite that appears on page 90 of the Prospectus.

--------- ----------------- ----------------- ------------------ --------------------------
Year      Net Return(%)(1)  Net Return(%)(2)  Gross Return(%)    Benchmark Return (%)(3)
--------- ----------------- ----------------- ------------------ --------------------------
--------- ----------------- ----------------- ------------------ --------------------------
1 year    -18.76%           -14.03%           -13.12%            -22.07%
--------- ----------------- ----------------- ------------------ --------------------------

     (1)  Adjusted  to reflect  Class A Shares'  current  net  expenses  and the maximum front-end sales charge.

     (2)  Adjusted  to reflect  Class A Shares'  current  net  expenses  but not adjusted to reflect the maximum front-end sales charge.

     (3)  The benchmark is the Wilshire 5000 Index. The Wilshire 5000 Index is a
          broad-based,  market  capitalization  weighted index that includes all
          U.S.  common  stocks.  It is  designed  to  provide  a  representative indication  of the  capitalization  and  return  for the  U.S.  equity market.

                                                                 Item No. ZS-162